Exhibit 99.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection   with  the  quarterly report  on  Form  10-Q  of
Switchboard Incorporated (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Douglas J. Greenlaw, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003                        /s/Douglas J. Greenlaw
                                            ----------------------
                                            Douglas J. Greenlaw
                                            Chief Executive Officer



     A signed original of this written statement required by Section 906 has been provided to Switchboard Incorporated and will be retained by Switchboard Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.